UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2011 (March 15, 2011)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 651-4300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.
     On March 15, 2011, the Company issued a press release announcing the expiration and final results of the tender offer for its 8 3/8% Senior Notes due 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 15, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
By:	/s/ Kimberly R. Frye
	Name:	Kimberly R. Frye
	Title:	Senior Vice President and General Counsel

Date: March 15, 2011

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated March 15, 2011.